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   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICE AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I Edward H. Meyer, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Grey Global Group Inc., and except as corrected or supplemented in a subsequent covered report:

              - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report";

              - Annual Report on Form 1O-K of Grey Global Group Inc. filed April 1,2002;

              - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Grey Global Group Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              -   any amendments to any of the foregoing



/s/ Edward H. Meyer
-----------------------------
Edward H. Meyer
August 7, 2002

                                                Subscribed and sworn to
                                                Before me this 7th day of
                                                August, 2002.

                                                Moshe R. Oppenheim
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires:


                                                       MOSHE R. OPPENHEIM
                                                NOTARY PUBLIC, State of New York
                                                        No. 020P5057875
                                                   Qualified in Bronx County
                                                Commission Expires April 1, 2006